SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

November 6, 2009
(Date of earliest event reported)
HARRINGTON WEST FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-50066	48-1175170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
610 Alamo Pintado Road, Solvang, California	93463
(Address of principal executive offices)	(Zip Code)
(805) 688-6644
(Registrant’s telephone number, including area code)
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents
Item 2.01        Completion of Disposition of Assets
Item 2.02        Results of Operations and Financial Condition.
Item 9.01        Financial Statements and Exhibits.
SIGNATURE
EXHIBIT 99.1

Item 2.01           Completion of Disposition of Assets

          On November 6, 2009 Harrington West Financial Group, Inc.’s (the “Company”) (NASDAQ: HWFG) wholly owned subsidiary, Los Padres Bank (the “Bank”), closed the sale of the Bank’s Kansas branches which operated as a division of the Bank under the name Harrington Bank, to Arvest Bank.  Pursuant to the Purchase and Assumption Agreement entered into July 31, 2009, Arvest purchased certain assets at net book value, including two branch locations and approximately $91.8 million in loans, all $93.6 million of its deposits in the market, $4.8 million retail repurchase agreements, and the lease obligations for Harrington Bank’s primary location at 6300 Nall in Mission, Kansas.  Arvest made a cash payment to the Bank equal to the excess of the assets purchased over the liabilities assumed (approximately $1.8 million) plus a fixed premium of $4.1 million for the Harrington Bank operations.  The transaction did not include the investment management and trust business of Harrington Wealth Management Company in the Kansas City market.  No investment banking fees were incurred by HWFG with respect to the Arvest transaction.

Item 2.02           Results of Operations and Financial Condition.

On November 10, 2009, the Company announced by press release its earnings for the quarter ended September 30, 2009.  A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this Item 2.02 and attached as Exhibit 99.1 to this Report on Form 8-K is furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01          Financial Statements and Exhibits.

   (a)          Not applicable.

   (b)          Not applicable.

   (c)          Not applicable.

   (d)         The following exhibits are included with this Report:

        Exhibit 99.1        Press Release dated November 10, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARRINGTON WEST FINANCIAL GROUP, INC.

		By:	/s/ Craig J. Cerny
Craig J. Cerny
Chairman of the Board and Chief Executive Officer

Date:	November 12, 2009